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I:\LEGAL\SEC filings\8k0823.doc
I:\LEGAL\SEC filings\8k0823.doc
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 23, 2001


                       SECURITY CAPITAL GROUP INCORPORATED

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             (Exact Name of Registrant as Specified in its Charter)


                                    Maryland

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                   ------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

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                               1-13355 36-3692698
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          (Commission File Number) (I.R.S. Employer Identification No.)


                 125 Lincoln Avenue, Santa Fe, New Mexico 87501
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               (Address of Principal Executive Offices) (Zip Code)


                                 (505) 982-9292
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              (Registrant's Telephone Number, Including Area Code)











Item 5.     Other

               On August 23, 2001, Security Capital announced additional share repurchases of up to $250 million. The press release announcing the authorization of the additional share repurchases is filed as an exhibit hereto and incorporated herein by reference.

Item 7.    Financial Statements and Exhibits

(a)      Financial Statements

                           None.

(b)      Pro Forma Financial Information

                           None.

         (c)  Exhibits

         Exhibit No.                Document Designation

         99.1                       Press Release, dated August 23, 2001.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SECURITY CAPITAL GROUP INCORPORATED



                                             By:    /s/ Jeffrey A. Klopf
                                                      -------------------------
                                             Jeffrey A. Klopf
                                             Senior Vice President and Secretary

Dated:   August 23, 2001


Exhibit 99.1

News Release
                                                        Contact:
                                                        William R. (Todd) Fowler
                                                        800) 988-4304

                      SECURITY CAPITAL BOARD AUTHORIZES NEW
                           $250 MILLION SHARE BUYBACK

CHICAGO (August 23, 2001) - Security Capital Group Incorporated (NYSE: SCZ) announced that at its regularly scheduled Board of Directors meeting on August 22, the Board authorized additional share repurchases of up to $250 million. The company may purchase the shares from time to time in open market or privately negotiated transactions. Security Capital has repurchased $541 million of SCZ stock and $60 million of its convertible debentures (face value of $80.5 million) since initiating the share repurchase program in September 1999.

"Security Capital believes that its stock is a very attractive investment alternative and is in keeping with the company's strategy to reconfigure the company," said William D. Sanders, Chairman. "As important, management remains committed to the plan to transition Security Capital to a divisional structure with six wholly owned operating businesses, and will continue to deploy capital into real estate operations that will create industry-leading return on equity."

Security Capital is a leading international real estate operating company. The company's strategy is to own all or a high percentage of six real estate businesses that function as private operating divisions and to eliminate the discount to the underlying value of its assets. Security Capital currently has ownership positions in 11 real estate businesses with combined assets of $17.2 billion, as well as $2.5 billion of assets under management through its capital management division. The company plans to reposition or sell its investment in several of these businesses and focus its capital in those that hold one of the top two market positions in their specific niche and are able to create measurable brand value, as well as generate significant income from services and managed capital. The principal offices of Security Capital and its majority-owned affiliates are in Atlanta, Brussels, Chicago, El Paso, Houston, London, Luxembourg, New York and Santa Fe.


This press release contains certain statements that are neither reported financial results nor other historical information. These statements are forward-looking statements within the meaning of the safe-harbor provisions of the U.S. federal securities laws. These statements reflect the current views of Security Capital with respect to future events and are not guarantees of future performance. Because these forward-looking statements are subject to risks and uncertainties, actual future results may differ materially from those expressed in or implied by the statements. Many of these risks and uncertainties relate to factors that are beyond the company's ability to control or estimate precisely, such as future market conditions, the behavior of other market participants, the actions of governmental regulators and other risk factors detailed in Security Capital's reports filed with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of these materials. The company does not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of these materials.